Exhibit 10.1

As of March 8, 2007

WPT Enterprises, Inc.
Attn: Adam Pliska
5900 Wilshire Blvd.
Suite 350
Los Angeles, CA 90036

Re:	“World Poker Tour” – Amendment Number 8 to Season 2 Agreement [Option Exercise Deadline Extension]

Dear Ladies and Gentlemen:

Reference is made to (i) that certain master agreement (the “Master Agreement”) dated as of August 22, 2003 between WPT ENTERPRISES, INC. f/k/a WORLD POKER TOUR, L.L.C. (“Producer”) and THE TRAVEL CHANNEL, L.L.C. (“TRV”); (ii) that certain agreement attached to the Master Agreement (the “Attachment”), dated as of August 22, 2003 between Producer and TRV in connection with the second season of the television production currently known as the “World Poker Tour” (the “Program”); (iii) that certain fully executed Amendment to Season 2 Agreement (the “First Amendment”), dated as of April 22, 2004; (iv) that certain fully executed Amendment Number 2 to Season 2 Agreement (the “Second Amendment”) dated as of May 10, 2004; (v) that certain fully executed Amendment Number 3 to Season 2 Agreement dated as of July 23, 2004 (“Third Amendment”); (vi) that certain fully executed Amendment Number 4 to Season 2 Agreement (the “Fourth Amendment”) dated as of June 25, 2004; and (vii) that certain fully executed Amendment 5 to Season 2 Agreement dated as of August 9, 2004 (the “Fifth Amendment”); (viii) that certain fully executed Amendment 6 to Season 2 Agreement dated of October 13, 2004; (ix) that certain fully executed Amendment 7 to the Season 2 Agreement dated May 18, 2005; and (x) that certain fully executed Amendment 7(a) to the Season 2 Agreement dated January 25, 2006. The Master Agreement and the Attachment, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Seventh Amendment (a) are collectively hereinafter referred to as the “Agreement”.

Except as otherwise defined herein, capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. The parties hereby agree that the Agreement shall be supplemented and amended as follows:

The following shall inserted into the Agreement as section 4(iii):

“4(iii) Notwithstanding anything to the contrary provided for in Section 4(a) of the Agreement, the Option Exercise Deadline solely for Season Six shall be April 1, 2007 (i.e., the Option Exercise Deadline shall be a hard deadline of April 1, 2007).”

Except as otherwise herein expressly amended and supplemented (i.e., in regard to the Season Six Option Exercise Date), the Agreement is in all other aspects hereby ratified and confirmed. Please acknowledge your acceptance of the foregoing by signing in the space provided below.

Very truly yours,

THE TRAVEL CHANNEL, L.L.C.

By: /s/ Pat Younge

Printed Name: Pat Younge
Title: Executive Vice President and General Manager

WPT ENTERPRISES, INC.

By: /s/ Adam Pliska

Adam Pliska
General Counsel